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

                                [LVISX LOGO]


                                                                May 5, 2003

TO OUR STOCKHOLDERS:

With our Annual Meeting just weeks away, WE URGE YOU TO VOTE FOR THE VISX BOARD OF DIRECTORS' NOMINEES BY SIGNING, DATING AND RETURNING TODAY THE ENCLOSED GOLD PROXY CARD.

                           LEADERSHIP AND INNOVATION
                              DRIVE OUR BUSINESS

We are NUMBER ONE in our market. We GENERATE CASH from our business and we are focused on building our business and providing continued value to you, our stockholders. Our REVOLUTIONARY NEW PROCEDURE, CUSTOMVUETM, HAS THE POTENTIAL, FOR THE FIRST TIME EVER, TO OFFER BETTER VISION THAN CONTACTS AND GLASSES.

                     VISX CONTINUES ITS STRONG PERFORMANCE

Our strong first quarter results show that we continue to drive profitability and manage our business for our future growth. In the first quarter we:

         o    Achieved a solid 24% operating margin

         o Grew our licensing revenue by 20% from the previous quarter - an extraordinary performance under current weak economic conditions

         o    Shipped 107 WaveScan Systems - our strongest quarter yet, and

         o Reported Q1 earnings per share of $0.11, surpassing expectations.

                           CARL ICAHN IS AT IT AGAIN

Yes, Carl Icahn is at it again. He has nominated Keith Meister to our board. This follows the Icahn group's:

      o 2001 proxy challenge, during which the Icahn group offered to purchase VISX, but later abandoned his effort,

      o 2002 challenge, where the Icahn group stated an intention to nominate a slate of directors, which was also abandoned.

This year's candidate, KEITH MEISTER, IS A 30 YEAR-OLD ICAHN EMPLOYEE WHO WE BELIEVE LACKS ANY RELEVANT EXPERIENCE THAT MIGHT HELP THE COMPANY CAPITALIZE ON ITS EXCITING GROWTH OPPORTUNITIES. In fact, we believe he was nominated to pursue Mr. Icahn's personal agenda.

               ICAHN'S EMPLOYEE BRINGS NOTHING TO THE VISX BOARD

We believe Mr. Meister lacks the qualifications appropriate to serve on our board. Prior to his current position with Mr. Icahn, Mr. Meister managed a fund at J Net Enterprises, formerly Jackpot Enterprises. According to the J Net's SEC filings:

         o    Meister's employment was terminated

         o    The company has since been delisted.

Mr. Meister's experience as a public company director appears to be limited to just four months with a company controlled by Mr. Icahn.

Our current board is firmly committed to upholding its responsibility to you to operate VISX in a manner that is in your best interest. To that end, we do not believe that Mr. Meister has the industry knowledge or business experience to adequately represent your interests as a board member of VISX.

           VISX HAS THE RIGHT TEAM IN PLACE TO GROW THE COMPANY AND
               CREATE LONG-TERM VALUE FOR ALL OUR STOCKHOLDERS

OUR BOARD IS COMPRISED OF SEASONED LEADERS WITH DECADES OF EXPERIENCE, who have:

         o    Spent years as decision makers in the medical industry

         o Held senior level executive positions in NYSE or NASDAQ listed companies

         o    Participated in decisions to buy and sell companies, and

         o    Served as independent directors of other public companies.

                            YOUR VOTE IS IMPORTANT

WE BELIEVE THAT YOUR VOTE FOR THE VISX BOARD OF DIRECTORS' NOMINEES WILL ENSURE THAT YOU ARE VOTING FOR AN EXPERIENCED BOARD THAT CONSIDERS THE INTERESTS OF ALL STOCKHOLDERS. Your Board of Directors unanimously recommends that VISX stockholders vote the enclosed GOLD PROXY CARD today FOR your Board's director nominees and DISCARD ANY PROXY CARD THAT YOU MAY RECEIVE FROM MR. ICAHN AND HIS AFFILIATES.

On behalf of your Board of Directors, I thank you for your continued confidence and support.

                                  Sincerely,


                                  Elizabeth Davila
                                  Chairman, President, and CEO





This letter contains certain forward-looking statements based on current expectations, forecasts, and assumptions of VISX that involve risks and uncertainties. Forward-looking statements in this letter, including statements regarding our future leadership position and financial performance, the ability to gain incremental revenue and profit from VISX procedures and reinvigorate demand for laser vision correction, and the expansion of our current market penetration, are based on information available to the Company as of the date hereof, FDA approval of CustomVueTM is expected in the second quarter, but is not certain. The Company's actual results could differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with the Company's business, which include the risk factors disclosed in the Company's most recent filings with the Securities and Exchange Commission, including VISX's Annual Report and Form 10K for the year ended December 31, 2002. The Company assumes no obligation to update the information included in this letter, whether as a result of new information, future events or otherwise.


         IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR
          GOLD PROXY CARD, OR NEED ADDITIONAL COPIES OF VISX'S PROXY
            MATERIALS, PLEASE CALL MACKENZIE PARTNERS AT THE PHONE
                             NUMBERS LISTED BELOW.


                              [MACKENZIE PARTNERS]
                                 [LOGO OMITTED]


                              105 Madison Avenue
                              New York, NY 10016
                          proxy@mackenziepartners.com
                         (212) 929-5500 (call collect)
                                      or
                           TOLL-FREE (800) 322-2885

 If you have any questions, require assistance in voting your GOLD proxy card, or need additional compies of VISX's proxy materials, please call
              MacKenzie Partners at the phone numbers listed below

                            MACKENZIE PARTNERS, INC.


                               105 Madison Avenue
                               New York, NY 10016
                           proxy@makenziepartners.com
                         (212) 929-5500 (call collect)
                                       or
                            TOLL FREE (800) 322-2885